Exhibit 10.22

                                      TENTH
                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

         JOEL F. GEMUNDER of Cincinnati, Ohio ("Employee"), and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Cincinnati, Ohio (the "Company"), hereby agree as follows:

         1.       Recitals
                  --------

         (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates.

         (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. were transferred to the Company effective December 31, 1988, including an Employment Agreement between Omnicare, Inc. and Employee dated August 4, 1988 (the "Employment Agreement").

         (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on December 31, 1988, May 23, 1989, May 22, 1990, May 21, 1991, May 19, 1992, May 17, 1993, May 16, 1994, May 15, 1995
and May 20, 1996 (the "Prior Amendments").

         2.       Amendments
                  ----------

         (a) Section 1.2 of the Employment Agreement is amended by deleting the year "2001" from the third line of Section 1.2 and substituting the year "2002" therefor.

         (b) The amount of unrestricted stock award recognized in lieu of incentive compensation in 1996 is $543,154.

         3.       General
                  -------

         Except as previously changed by the Prior Amendments and as specifically amended herein, the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of May 19, 1997.

                                                  OMNICARE MANAGEMENT COMPANY


         /s/ Joel F. Gemunder                     By:/s/ Cheryl D. Hodges
        -----------------------                   -----------------------------
             JOEL F. GEMUNDER

Exhibit 10.22

                                     FOURTH
                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

         PATRICK E. KEEFE of Cincinnati, Ohio ("Employee"), and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Cincinnati, Ohio (the "Company"), hereby agree as follows:

         1.       Recitals
                  --------

         (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates.

         (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. were transferred to the Company effective December 31, 1988. The Employment Agreement between Omnicare, Inc. and Employee dated March 4, 1993 (the "Employment Agreement") was transferred pursuant to the Assignment and Assumption Agreement dated May 16, 1994 among the Company, Employee and Omnicare, Inc. (the "Assignment and Assumption Agreement").

         (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on May 16, 1994, May 15, 1995 and May 20, 1996.

         2.       Amendments
                  ----------

         (a) Section 1.2 of the Employment Agreement is hereby amended by deleting the year "2001" from the third line of Section 1.2 and substituting the year "2002" therefor.

         (b) Section 2.1 of the Employment Agreement is amended by deleting "$168,500" from the second line thereof and substituting "$199,500" therefor.

         (c) The amount of unrestricted stock award recognized in lieu of incentive compensation in 1996 is $219,720.

         3.       General
                  -------

         Except as specifically amended herein the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions and those of the Assignment and Assumption Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of May 19, 1997.

                                             OMNICARE MANAGEMENT COMPANY


         /s/ Patrick E. Keefe                 By:/s/ Cheryl D. Hodges
         --------------------------              ------------------------------
             PATRICK E. KEEFE

Exhibit 10.22

                                      TENTH
                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

         CHERYL D. HODGES of Cincinnati, Ohio ("Employee"), and OMNICARE MANAGEMENT COMPANY, a Delaware corporation with its principal place of business in Cincinnati, Ohio (the "Company"), hereby agree as follows:

         1.       Recitals
                  --------

         (a) The Company is an indirect subsidiary of Omnicare, Inc. as a result of a corporate restructuring of Omnicare, Inc. and its affiliates.

         (b) In connection with such restructuring certain assets and liabilities of Omnicare, Inc. were transferred to the Company effective December 31, 1988, including an Employment Agreement between Omnicare, Inc. and Employee dated August 4, 1988 (the "Employment Agreement").

         (c) The Company, as assignee, and Employee amended the Employment Agreement by mutual written agreement on December 31, 1988, May 23, 1989, May 22, 1990, May 21, 1991, May 19, 1992, May 17, 1993, May 16, 1994, May 15, 1995
and May 20, 1996 (the "Prior Amendments").

         2.       Amendments
                  ----------

         (a) Section 1.2 of the Employment Agreement is amended by deleting the year "2001" from the third line of Section 1.2 and substituting the year "2002" therefor.

         (b) Section 2.1 of the Employment Agreement is amended by deleting "$135,000" from the second line thereof and substituting "$165,000" therefor.

         (c) The amount of unrestricted stock award recognized in lieu of incentive compensation in 1996 is $178,123.

         3.       General
                  -------

         Except as previously changed by the Prior Amendments and as specifically amended herein, the Employment Agreement will remain in full force and effect in accordance with its original terms, conditions and provisions.

         IN WITNESS WHEREOF, the parties have duly executed this amendatory agreement as of May 19, 1997.

                                             OMNICARE MANAGEMENT COMPANY


         /s/ Cheryl D. Hodges                 By: /s/ Joel F. Gemunder
         -------------------------               ---------------------------
             CHERYL D. HODGES